As filed with the Securities and Exchange Commission on November 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2015

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2015	3

President’s Letter	September 30, 2015

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report for the 6-month period ended September 30, 2015. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $59.1 billion as of September 30, 2015. During the period, we continued to enhance our overall lineup of investment strategies available to investors. The Fund is currently offered only to limited types of investors as described in its private placement memorandum.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

November 1, 2015

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	September 30, 2015

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Despite the headwinds of slowing growth in China and concerns within the commodity markets, pricing within the non-Agency MBS sector has shown remarkable resilience. While investor interest in non-Agency MBS bonds continued to be very strong during the 6-month period ending September 30, 2015, trading volume declined over the same period. Interest rates have been volatile during this time period with the 10-year U.S. Treasury note rate moving as high as 2.48% and seeing lows at 1.86%. Mortgage rates were also volatile during this period and finished slightly higher than where they started. Prepayment speeds on non-Agency MBS were relatively flat during the period, as lower rates and faster prepayment speeds early in the period were netted out against higher rates and slower prepayment speed toward the end of the period. Liquidations, severities and loan modifications followed a similar pattern with generally the net effect being unchanged over the period. Trading volume has remained consistent, but when compared to a year ago, volumes across all subsectors of non-agencies have declined. We expect this to be the trend going forward with a few spots of increased volume as hedge funds or Government Sponsored Enterprise (GSE) lists come to the market to liquidate their legacy positions.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 6-month period ended September 30, 2015, CMBS spreads widened as macroeconomic uncertainty continued to weigh on market. The Barclays U.S. CMBS Index returned 0.47%, outperforming the broader Barclays U.S. Aggregate Bond Index by 0.94%. Both new issue and secondary markets experienced tiering as investors paid up for quality. For the period, 10-year AAA last cash flows (LCFs) widened from 0.85% to 1.23% over swaps, while BBB- bonds traded at 5.25%, a 1.75% widening. Total private label issuance during the third quarter of 2015 was $21.8 billion, slightly below the private label CMBS issuance of $23.8 billion for the second quarter. Total year-to-date (YTD) private-label issuance through September 30, 2015 is now $71.7 billion, which is 12% higher than for the same period in 2014. This projects annual 2015 issuance of around $95 billion, just shy of the $100-110 billion forecast range. Delinquency rates declined overall from 5.58% to 5.28% during the period and decreased across four of the five major property types, with industrial representing the lone exception.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2015, total CLO new issuance was $47.5 billion. CLO issuance started the second quarter of 2015 strong with $28.6 billion across 55 deals, but was unable to keep that pace through the third quarter, which only saw $18.9 billion from 36 deals. This issuance slowdown was attributed to seasonality, with historically slower summer months, as well as volatility in the broader U.S. and international markets, oil volatility, and a slower bank loan pipeline. These same factors also caused CLO prices to decrease over the period as many investors were waiting on the sidelines until volatility subsided.

Semi-Annual Report	September 30, 2015	5

Management’s Discussion of Fund Performance	September 30, 2015

The DoubleLine Selective Credit Fund outperformed the Barclays U.S. Aggregate Bond Index return of -0.47% for the 6-month period ended September 30, 2015. The U.S. yield curve steepened with 10-year U.S. Treasury yields increasing by about 11 basis points (bps). Residential MBS (RMBS) continued to be the main contributor of total return for the Fund over the period. In particular, higher credit quality non-Agency RMBS, such as prime and Alt-A, were the top contributors as they continued to benefit from high interest carry resulting in robust interest income returns. Additionally, the small allocation of lower credit securities, like subprime RMBS, performed well from a total return standpoint as they experienced strengthening in valuations in addition to high coupon returns during the period. CLOs slightly detracted from performance as the sector experienced spread widening up and down the capital structure. Despite valuations declining as a result of a heavy issuance calendar and continuing concerns on slowing global growth and energy/oil markets, CMBS contributed positively to the Fund’s returns as robust interest income helped offset price declines for the period.

Period Ended 9-30-15	6-Months
I-Share	2.07%
Barclays U.S. Aggregate Bond Index	-0.47%

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Basis Point—A basis point (bps) equals to 0.01%.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of

6	DoubleLine Selective Credit Fund

September 30, 2015

issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

Semi-Annual Report	September 30, 2015	7

Standardized Performance Summary	(Unaudited) September 30, 2015

DBSCX
DoubleLine Selective Credit Fund Returns as of September 30, 2015	6 Months	1 Year	Since Inception Annualized (8-4-14)
I-share (DBSCX)	2.07%	5.74%	5.99%
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	2.64%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.2%

	MarketPlace Loan Trust,
459,755	Series 2015-CB1-A	4.00%	^	07/15/2021	459,250

	Total Asset Backed Obligations (Cost $459,755)				459,250

COLLATERALIZED LOAN OBLIGATIONS 0.7%

	Babson Ltd.,
250,000	Series 2014-3A-E2	6.79%	#^	01/15/2026	240,409
750,000	Series 2015-1A-E	5.58%	#^	04/20/2027	675,096

	ING Ltd.,
250,000	Series 2013-1A-D	5.29%	#^	04/15/2024	225,670

	Octagon Investment Partners Ltd.,
250,000	Series 2014-1A-D	6.88%	#^	11/14/2026	243,678
250,000	Series 2014-1A-E2	7.05%	#^	11/22/2025	242,794
250,000	Series 2014-1A-F	6.60%	#^	11/22/2025	210,243

	Total Collateralized Loan Obligations (Cost $1,908,754)				1,837,890

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.6%

	BAMLL Commercial Mortgage Securities Trust,
500,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	513,762

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	506,307

	CD Commercial Mortgage Trust,
500,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	517,306

	CDGJ Commercial Mortgage Trust,
500,000	Series 2014-BXCH-B	2.06%	#^	12/15/2027	498,154

	Citigroup Commercial Mortgage Trust,
400,000	Series 2007-C6-AM	5.90%	#	12/10/2049	419,886
500,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	523,382
500,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	425,549

	COBALT Commercial Mortgage Trust,
250,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	251,782

	Commercial Mortgage Pass-Through Certificates,
250,000	Series 2014-CR19-C	4.88%	#	08/10/2047	255,109
500,000	Series 2014-KYO-E	2.55%	#^	06/11/2027	496,460
250,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	248,009
500,000	Series 2015-3BP-B	3.35%	#^	02/10/2035	499,235
500,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	417,275
500,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	428,043

	Countrywide Commercial Mortgage Trust,
490,645	Series 2007-MF1-A	6.27%	#^	11/12/2043	514,467

	CSAIL Commercial Mortgage Trust,
500,000	Series 2015-C1-D	3.94%	#^	04/15/2050	433,568

	GS Mortgage Securities Corporation,
150,000	Series 2006-GG6-AJ	5.60%	#	04/10/2038	150,725
500,000	Series 2006-GG8-AJ	5.62%		11/10/2039	504,446

	JP Morgan Chase Commercial Mortgage Securities Corporation,
500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	512,997
250,000	Series 2007-CIBC20	6.28%	#	02/12/2051	255,825

	JPMBB Commercial Mortgage Securities Trust,
500,000	Series 2015-C27-D	3.98%	#^	02/15/2048	409,160

	LMREC, Inc.,
500,000	Series 2015-CRE1-A	1.95%	#^	02/22/2032	496,150

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%		10/15/2047	256,771
350,000	Series 2014-C19-C	4.00%		12/15/2047	342,317

	Morgan Stanley Capital, Inc.,
740,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	754,973
500,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	502,073
500,000	Series 2014-MP-D	3.82%	#^	08/11/2029	509,801

	Morgan Stanley Re-Remic Trust,
500,000	Series 2010-GG10-A4B	5.99%	#^	08/15/2045	526,910

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2015-C26-D	3.59%	^	02/15/2048	399,579

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $12,823,906)				12,570,021

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 93.1%

	Banc of America Funding Corporation,
6,853,109	Series 2006-2-2A11	5.50%		03/25/2036	6,973,696
3,560,651	Series 2007-1-TA8	5.85%	#	01/25/2037	2,993,432

	Chase Mortgage Finance Trust,
4,695,898	Series 2006-S2-1A9	6.25%		10/25/2036	4,205,980
8,017,774	Series 2006-S3-1A2	6.00%		11/25/2036	6,955,275
704,579	Series 2007-S3-1A12	6.00%		05/25/2037	614,363

	Citigroup Mortgage Loan Trust, Inc.,
2,950,028	Series 2005-9-21A2	5.50%		11/25/2035	2,835,445
3,765,763	Series 2011-12-1A2	4.67%	#^	04/25/2036	2,891,605

	CitiMortgage Alternative Loan Trust,
7,310,256	Series 2007-A6-1A4	6.00%		06/25/2037	6,433,881
4,981,831	Series 2007-A6-1A5	6.00%		06/25/2037	4,384,594
8,096,943	Series 2007-A8-A1	6.00%		10/25/2037	7,426,816

	Countrywide Alternative Loan Trust,
1,646,141	Series 2004-22CB-1A1	6.00%		10/25/2034	1,746,581
2,670,101	Series 2005-22T1-A5	5.50%		06/25/2035	2,328,315
2,575,315	Series 2005-28CB-2A7	5.75%		08/25/2035	2,431,725
4,123,231	Series 2005-46CB-A20	5.50%		10/25/2035	3,966,851
639,291	Series 2005-73CB-1A3	6.25%		01/25/2036	627,344
3,028,819	Series 2006-14CB-A8	6.00%		06/25/2036	2,651,510
7,133,605	Series 2006-41CB-2A12	6.00%		01/25/2037	6,475,516
2,723,133	Series 2006-41CB-2A15	5.75%		01/25/2037	2,428,991
7,105,907	Series 2006-46-A6	6.00%		02/25/2047	6,257,739
5,054,443	Series 2006-7CB-2A1	6.50%		05/25/2036	3,761,870
2,268,469	Series 2006-8T1-1A4	6.00%		04/25/2036	1,925,379
3,300,805	Series 2006-J4-2A13	6.00%		07/25/2036	2,963,766
9,089,751	Series 2006-J4-2A8	6.00%		07/25/2036	8,161,615
2,512,363	Series 2006-J6-A5	6.00%		09/25/2036	2,297,219
1,807,417	Series 2007-13-A4	6.00%		06/25/2047	1,530,987
1,830,233	Series 2007-J2-2A1	6.00%		07/25/2037	1,888,389

	Countrywide Home Loans,
275,182	Series 2006-10-1A11	5.85%		05/25/2036	256,514
1,782,942	Series 2006-17-A6	6.00%		12/25/2036	1,639,777
3,846,798	Series 2006-19-1A7	6.00%		01/25/2037	3,567,478
5,081,879	Series 2006-9-A2	6.00%		05/25/2036	4,730,127
1,290,201	Series 2007-4-1A10	6.00%		05/25/2037	1,183,503
923,130	Series 2007-8-1A5	5.44%		01/25/2038	804,674

	Credit Suisse First Boston Mortgage Securities Corporation,
4,151,192	Series 2005-12-5A1	5.25%		01/25/2036	4,007,293
1,653,812	Series 2005-9-3A2	6.00%		10/25/2035	1,156,557

	Credit Suisse Mortgage Capital Certificates,
1,839,186	Series 2006-6-1A10	6.00%		07/25/2036	1,446,895
2,523,029	Series 2008-2R-1A1	6.00%	^	07/25/2037	2,267,228
6,745,209	Series 2009-9R-10A2	5.50%	^	12/26/2035	5,382,721
3,160,352	Series 2011-17R-1A2	5.75%	^	02/27/2037	2,848,504

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
2,231,382	Series 2005-6-2A1	5.50%		12/25/2035	1,952,446

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
835,878	Series 2006-AB4-A1A	6.01%	#	10/25/2036	701,500

	Deutsche Mortgage Securities, Inc.,
7,564,127	Series 2009-RS2-1A2	2.72%	#^	09/26/2036	6,822,549

	First Horizon Alternative Mortgage Securities,
5,397,169	Series 2005-FA4-1A6	5.50%		06/25/2035	5,028,774
2,026,968	Series 2005-FA8-1A3	5.50%		11/25/2035	1,789,156
4,942,621	Series 2007-FA3-A8	6.00%		06/25/2037	3,975,528
5,210,489	Series 2007-FA4-1A4	6.25%		08/25/2037	4,159,028

	First Horizon Asset Securities, Inc.,
600,433	Series 2006-1-1A2	6.00%		05/25/2036	579,172
3,991,319	Series 2007-3-A4	6.00%		06/25/2037	3,484,988

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSR Mortgage Loan Trust,
1,020,760	Series 2006-2F-3A4	6.00%		02/25/2036	834,920
3,933,610	Series 2007-1F-3A14	5.75%		01/25/2037	3,713,997
6,486,307	Series 2007-2F-3A3	6.00%		03/25/2037	6,219,006

	HSI Asset Loan Obligation Trust,
4,216,836	Series 2007-1-3A6	6.00%		06/25/2037	3,352,131

	Impac Secured Assets Trust,
2,559,292	Series 2006-5-1A1B	0.39%	#	02/25/2037	1,964,467

	JP Morgan Alternative Loan Trust,
7,322,970	Series 2006-S4-A4	5.96%	#	12/25/2036	6,176,398
6,306,051	Series 2008-R2-A1	6.00%	^	11/25/2036	5,663,839

	JP Morgan Mortgage Trust,
803,649	Series 2005-S3-1A1	6.50%		01/25/2036	718,288
4,986,289	Series 2007-S1-2A8	5.75%		03/25/2037	4,136,261

	JP Morgan Resecuritization Trust,
4,797,048	Series 2009-13-1A2	5.50%	^	01/26/2036	4,164,127

	Lavender Trust,
2,073,445	Series 2010-RR11-A4	6.25%	^	10/26/2036	1,721,147

	MASTR Alternative Loans Trust,
939,671	Series 2004-10-5A5	5.75%		09/25/2034	942,878

	Merrill Lynch Alternative Note Asset Trust,
1,110,375	Series 2007-F1-2A6	6.00%		03/25/2037	852,849

	Merrill Lynch Mortgage Investors Trust,
2,431,844	Series 2006-AF1-AF3B	6.25%		08/25/2036	2,058,303

	Morgan Stanley Mortgage Loan Trust,
2,061,688	Series 2007-12-3A4	6.25%		08/25/2037	1,921,021

	Nomura Asset Acceptance Corporation,
5,116,521	Series 2006-AP1-A2	5.52%	#	01/25/2036	2,983,464
2,245,639	Series 2007-1-1A1A	6.00%	#	03/25/2047	1,811,890

	PR Mortgage Loan Trust,
892,572	Series 2014-1-APT	5.93%	#^	10/25/2049	923,812

	RBSGC Mortgage Loan Trust,
2,404,921	Series 2007-A-2A4	6.25%		01/25/2037	2,215,310

	Residential Accredit Loans, Inc.,
4,421,561	Series 2005-QS13-1A6	5.50%		09/25/2035	3,948,136
867,398	Series 2006-QS12-1A1	6.50%		09/25/2036	648,138
3,014,691	Series 2006-QS7-A2	6.00%		06/25/2036	2,474,172
2,262,674	Series 2007-QS11-A1	7.00%		10/25/2037	1,894,189
1,385,452	Series 2007-QS5-A1	5.50%		03/25/2037	1,089,366

	Residential Asset Mortgage Products, Inc.,
4,466,107	Series 2004-RZ2-AI5	5.98%	#	07/25/2034	4,299,783

	Residential Asset Securities Corporation,
4,500,000	Series 2007-KS3-AI3	0.44%	#	04/25/2037	4,132,345

	Residential Asset Securitization Trust,
2,614,707	Series 2006-A8-1A1	6.00%		08/25/2036	2,383,410

PRINCIPAL AMOUNT $/SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
226,783	Series 2005-S9-A11	6.25%		12/25/2035	219,277
2,877,119	Series 2006-SA2-3A1	3.72%	#	08/25/2036	2,541,155

	Springleaf Mortgage Loan Trust,
350,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	352,933
350,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	353,845

	Structured Adjustable Rate Mortgage Loan Trust,
5,398,736	Series 2008-1-A2	2.53%	#	10/25/2037	4,642,573

	Washington Mutual Mortgage Pass-Through Certificates,
3,268,061	Series 2005-10-2A8	6.00%		11/25/2035	3,012,136
5,297,323	Series 2007-2-1A6	6.00%		04/25/2037	4,534,588
557,506	Series 2007-4-1A1	5.50%		06/25/2037	527,288

	Wells Fargo Alternative Loan Trust,
2,512,999	Series 2007-PA3-1A4	5.75%		07/25/2037	2,299,254

	Wells Fargo Mortgage Backed Securities Trust,
1,426,441	Series 2007-13-A2	6.25%		09/25/2037	1,449,575
2,415,587	Series 2007-3-1A4	6.00%		04/25/2037	2,402,540

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $253,837,437)				250,522,107

SHORT TERM INVESTMENTS 1.8%
1,609,054	BlackRock Liquidity Funds FedFund— Institutional Shares	0.01%	♦	1,609,054
1,609,054	Fidelity Institutional Money Market Government Portfolio—Class I	0.01%	♦	1,609,054
1,609,054	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.04%	♦	1,609,054

	Total Short Term Investments (Cost $4,827,162)			4,827,162

	Total Investments 100.4% (Cost $273,857,014)			270,216,430
	Liabilities in Excess of Other Assets (0.4)%			(1,058,251)

	NET ASSETS 100.0%			$269,158,179

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	93.1%
Non-Agency Commercial Mortgage Backed Obligations	4.6%
Short Term Investments	1.8%
Collateralized Loan Obligations	0.7%
Asset Backed Obligations	0.2%
Other Assets and Liabilities	(0.4)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $43,028,954 or 16.0% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

♦	Seven-day yield as of September 30, 2015.

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) September 30, 2015

ASSETS
Investments in Securities, at Value*	$265,389,268
Short Term Investments*	4,827,162
Interest and Dividends Receivable	1,100,273
Prepaid Expenses and Other Assets	2,891
Total Assets	271,319,594

LIABILITIES
Distribution Payable	2,089,221
Administration, Fund Accounting and Custodian Fees Payable	22,222
Professional Fees Payable	16,202
Shareholder Reporting Expenses Payable	13,412
Transfer Agent Expenses Payable	9,569
Accrued Expenses	5,839
Registration Fees Payable	4,950
Total Liabilities	2,161,415
Net Assets	$269,158,179

NET ASSETS CONSIST OF:
Paid-in Capital	$278,150,000
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(3,790,128)
Accumulated Net Realized Gain (Loss) on Investments	(1,561,109)
Net Unrealized Appreciation (Depreciation) on Investments	(3,640,584)
Net Assets	$269,158,179

*Identified Cost:
Investments in Securities	$269,029,852
Short Term Investments	4,827,162

Class I (unlimited shares authorized):
Shares Outstanding	27,570,176
Net Asset Value, Offering and Redemption Price per Share	$9.76

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	11

Statement of Operations	(Unaudited) Period Ended September 30, 2015

INVESTMENT INCOME
Income:
Interest	$8,790,785
Total Investment Income	8,790,785
Expenses:
Investment Advisory Fees	739,640
Administration, Fund Accounting and Custodian Fees	44,956
Professional Fees	30,119
Shareholder Reporting Expenses	21,754
Transfer Agent Expenses	15,510
Insurance Expenses	3,952
Registration Fees	3,914
Miscellaneous Expenses	3,808
Trustees’ Fees	1,893
Total Expenses	865,546
Less: Investment Advisory Fees (Waived)	(739,640)
Less: Fees (Waived)/Recouped	(5,558)
Net Expenses	120,348

Net Investment Income (Loss)	8,670,437

REALIZED & UNREALIZED GAIN (LOSS)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,117,894)
Net Realized and Unrealized Gain (Loss) on Investments	(3,117,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,552,543

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended September 30, 2015 (Unaudited)	Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income (Loss)	$8,670,437	$5,378,787
Net Realized Gain (Loss) on Investments	—	(3,927)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,117,894)	(522,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,552,543	4,852,170

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(12,592,728)	(6,803,806)
Total Distributions to Shareholders	(12,592,728)	(6,803,806)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	9,100,000	269,050,000

Total Increase (Decrease) in Net Assets	$2,059,815	$267,098,364

NET ASSETS
Beginning of Period	$267,098,364	$—
End of Period	$269,158,179	$267,098,364

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(3,790,128)	$132,163

[1]	Commencement of operations on August 4, 2014.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	13

Financial Highlights

	Period Ended September 30, 2015[1] (Unaudited)	Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.32	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.12)	0.01
Total from Investment Operations	0.20	0.47

Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.45)
Total Distributions	(0.46)	(0.45)

Net Asset Value, End of Period	$9.76	$10.02
Total Return	2.07%[2]	4.79%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$269,158	$267,098
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped (See Note 3)[5]	0.09%[3]	0.38%[3]
Expenses After Fees (Waived)/Recouped (See Note 3)	0.09%[3]	0.18%[3]
Net Investment Income (Loss)	6.43%[3]	7.00%[3]
Portfolio Turnover Rate	7%[2]	6%[2]

[1]	Commencement of operations on August 4, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Includes investment advisory fees waived.

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2015

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, and other funds, each of which must be “accredited investors” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; (iv) and other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US Bonds and notes of government and government agencies	Standard inputs
Residential and Commercial Mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2015, the Fund did not hold any investments in private investment funds.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Semi-Annual Report	September 30, 2015	15

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20151:

Category
Investments in Securities
Level 1
Money Market Funds	$4,827,162
Total Level 1	4,827,162
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	244,781,998
Non-Agency Commercial Mortgage Backed Obligations	12,570,021
Collateralized Loan Obligations	1,837,890
Asset Backed Obligations	459,250
Total Level 2	259,649,159
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	5,740,109
Total Level 3	5,740,109
Total	$270,216,430

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2015	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[4]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[3]	Transfers Out of Level 3[3]	Balance as of 9/30/2015	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2015[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$5,710,022	$19,228	$(2,167)	$122,477	$430	$(109,881)	$—	$—	$5,740,109	$(2,167)

Total	$5,710,022	$19,228	$(2,167)	$122,477	$430	$(109,881)	$—	$—	$5,740,109	$(2,167)

[1]	Purchases include all purchases of securities and payups.
[2]	Sales include all sales of securities, maturities, and paydowns.
[3]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.
[4]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2015 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$5,740,109	Market Comparables	Market Quotes	$66.67 - $90.13	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable stature of limitations, for all major jurisdictions. Open tax years, 2015 and 2014 for the Fund, are those that are open for exam by taxing authorities. As of September 30, 2015, the Fund has no examination in progress.

16	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2015

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2015. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Investment Company Act of 1940, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board of Trustees of the Trust or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended September 30, 2015, the Adviser waived $739,640 of its investment advisory fee.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2016. However, these expense limitations may be terminated by the Fund’s Board of Trustees at any time.

The Fund’s effective investment advisory fee during the fiscal period ended September 30, 2015 was 0% of net assets.

Semi-Annual Report	September 30, 2015	17

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

The Adviser is permitted to recoup expense reimbursements and any advisory fees waived under the terms of Expense Limitation Agreement for a period of three years following the fiscal year in which an expense was reimbursed or an advisory fee was waived pursuant to the Expense Limitation Agreement (advisory fees would only be waived under the current Expense Limitation Agreement to the extent the current Letter Agreement is no longer in effect). The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Fund’s Board of Trustees and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2018	2019
DoubleLine Selective Credit Fund	$150,049	$5,558

4.  Purchases and Sales of Securities

For the period ended September 30, 2015, purchases and sales of investments, excluding short term investments, were $19,595,234 and $20,190,531, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Period Ended September 30, 2015	Period Ended March 31, 2015
Distributions Paid From:
Ordinary Income	$12,592,728	$6,803,806
Total Distributions Paid	$12,592,728	$6,803,806

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2015 was as follows:

Tax Cost of Investments	$273,857,014
Gross Tax Unrealized Appreciation	1,029,826
Gross Tax Unrealized Depreciation	(4,670,410)
Net Tax Unrealized Appreciation (Depreciation)	$(3,640,584)

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(522,690)
Undistributed Ordinary Income	2,023,821
Undistributed Long Term Capital Gains	—
Total Distributable Earnings	2,023,821
Other Accumulated Gains (Losses)	(3,452,767)
Total Accumulated Earnings (Losses)	$(1,951,636)

As of March 31, 2015, the Fund had $58,816 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2015, the Fund deferred, on a tax basis, post-October losses of $1,502,293.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the year ended March 31, 2015, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Pain-In Capital
DoubleLine Selective Credit Fund	$1,557,182	$(1,557,182)	$—

18	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2015

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2015		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold
Class I	1,215,574	$12,100,000	26,654,705	$269,050,000
Shares Redeemed
Class I	(300,103)	(3,000,000)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	915,471	$9,100,000	26,654,705	$269,050,000

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $1,893 from the Fund during the period ended September 30, 2015. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Statement of Operations includes $1,905 in current fees (either paid in cash or deferred) and a decrease of $12 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended September 30, 2015).

For the period ended September 30, 2015 , the Fund did not draw on its available credit facility.

9. Significant Shareholders

As of September 30, 2015, the Fund has eight shareholders of record; three of the Fund’s shareholders, two of which were under common control with each other, owned 75% of the outstanding shares of the Fund. See the description of “large shareholder risk” in the following Principal Risks footnote.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield, and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to nonpayment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Semi-Annual Report	September 30, 2015	19

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid,

20	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2015

which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which a Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

11.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	September 30, 2015	21

Shareholder Expenses	(Unaudited) September 30, 2015

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/15 through 9/30/15.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/15	Expenses Paid During Period*[1]	Ending Account Value 9/30/15	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	Class I	0.09%	$1,000	$1,021	$0.46	$1,025	$0.46

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

22	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) September 30, 2015

For the fiscal year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Dividend Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	September 30, 2015	23

Information About Proxy Voting	(Unaudited) September 30, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

24	DoubleLine Selective Credit Fund

Privacy Notice	(Unaudited) September 30, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	September 30, 2015	25

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 25, 2015

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	November 25, 2015